SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

VITAL LIVING, INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VITAL LIVING, INC.

_____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JULY 18, 2006

_____________________________

The Annual Meeting of Stockholders of Vital Living, Inc., a Nevada corporation, will be held at 9:00 a.m., on Tuesday, July 18, 2006, at 1221 Brickell Avenue (21st Floor), Miami, Florida for the following purposes:

1.

To elect six directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

2.

To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 500,000,000 shares.

3.

To ratify the appointment of Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2006.

4.

To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on June 5, 2006 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if the stockholder previously has returned a proxy.

Sincerely,

Phoenix, Arizona	Gregg A. Linn
June 7, 2006	Secretary

VITAL LIVING, INC.

5080 NORTH 40TH STREET, SUITE 105
PHOENIX, ARIZONA  85018-2158

_____________________________

PROXY STATEMENT

_____________________________

VOTING AND OTHER MATTERS

General

The enclosed proxy is solicited on behalf of Vital Living, Inc., a Nevada corporation, by our Board of Directors for use at our 2006 Annual Meeting of Stockholders to be held on Tuesday, July 18, 2006 at 9:00 a.m., or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at 1221 Brickell Avenue (21st Floor), Miami, Florida.

These proxy solicitation materials were first mailed on or about June 9, 2006 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

Stockholders of record at the close of business on June 5, 2006, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 124,790,217 shares of our common stock, $0.001 par value per share and 1,000,000 shares of our Series D preferred stock, $0.001 par value per share. The Series D preferred stock shall be voted with the shares of common stock, and not as a separate class. Holders of shares of Series D preferred stock are entitled to the number of votes as are equal to the whole number of shares of common stock into which such shares of Series D preferred stock are convertible on the record date.

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock or Series D preferred stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the five persons receiving the highest number of “for” votes (a plurality) will be elected as directors. Assuming that a quorum is present, the affirmative vote of a majority of the shares entitled to vote is required for the approval of the amendment to our articles of incorporation. Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock and Series D preferred stock present in person or represented by proxy at the meeting and entitled to vote is required for the ratification of the appointment of Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2006.

Votes cast in person or by proxy at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining a quorum.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of the nominees for director set forth in this proxy statement; (2) “for” the approval of the amendment to our articles of incorporation; (3) “for” the ratification of the appointment of Epstein, Weber & Conover, PLC as our independent auditor for the fiscal year ending December 31, 2006; and (4) as the persons specified in the proxy deem advisable on any such other matters as may come before the meeting.

Revocability of Proxies

Any stockholder giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation, by delivering to us a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our 2005 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934. The information contained in the “Audit Committee Report” below shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the SEC. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our company’s Secretary at our executive offices set forth in this proxy statement.

ELECTION OF DIRECTORS

Nominees

Our articles of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. All directors are elected at each annual meeting of stockholders for a term expiring at the next annual meeting of stockholders, and such directors hold office until their successors have been elected and qualified or until their earlier resignation or removal.

A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. All of the nominees currently are directors of our company. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors recommends a vote “for” the nominees named herein.

The following table sets forth certain information regarding our nominees for directors:

Name	Age	Position

Donald C. Hannah	72	Chairman of the Board
Stuart A. Benson	51	President, Chief Executive Officer, and Director
Gregg A. Linn	43	Chief Operating Officer, Chief Financial Officer, and Director
Michael Ashton	57	Director
Carson E. Beadle	70	Director
Michael Cardamone	57	Director

Donald C. Hannah has been our Chairman of the Board since January 2004 and has been a member of our Board of Directors since June 2002. In 1957, he assumed control of Hannah Marine Company and has since helped turn it into a worldwide marine shipping organization and the largest tugboat and barge company operating on the Great Lakes. In 1986, Mr. Hannah founded US Auction, Inc., which subsequently became affiliated with Merrill Lynch Realty in 1988. Mr. Hannah thereafter served as President and Chief Executive Officer of the Merrill Lynch Realty Auction Division until November 1989. In 1989, The Prudential Insurance Company of America acquired Merrill Lynch Realty along with the Auction Division. Mr. Hannah is Chairman and Chief Executive Officer of US Properties, which he formed in 1992 and which presently conducts real estate auctions and often assists in structuring financing of real estate projects.  Mr. Hannah was a finalist for Inc. Magazine’s “Entrepreneur of the Year Award” in 1992.

Stuart A. Benson has served as our Chief Executive Officer since January 2004 and our President since March 2002. Mr. Benson also served as our Vice Chairman of the Board of Directors from March 2002 through January 2004 and our Executive Vice President from June 2001 until March 2002. From March 1997 until June 2001, Mr. Benson served as Chairman of the Board and Chief Executive Officer of Custom Food Concepts, Inc., a privately held company that operated a chain of restaurants in southern California. He has also served in both public and private companies as Chief Executive Officer and Chairman of the Board, including such companies as The Great Earth Vitamin Store chain and Nathan’s Famous Inc., where he served as their Chairman of the Executive Committee, Chairman of the Board, President, and Chief Executive Officer. He is a member of UJA and ADL, sponsor of CBA (Caring for Babies with Aids), past Chairman of the 5 Towns United Fund Red Feather Ball, and has successfully organized numerous functions for the Reno, Nevada chapter of the Make A Wish Foundation. In May 2002, Mr. Benson filed for personal bankruptcy, primarily as a result of federal tax liens relating to certain real estate syndication activities in the 1980’s. These liens relate to approximately $900 million of recaptured phantom income attributable to Mr. Benson and his affiliates, as the general partner of various real estate syndication programs and partnerships, as well as $900,000 of other claims and judgments. In 1995, other IRS liens, relating to similar real estate syndication activities, were discharged by Mr. Benson in a prior personal filing under Chapter 7. The current bankruptcy filing is unrelated to Mr. Benson’s activities with us, and we do not believe that this filing will impact Mr. Benson’s ability to perform his duties as an officer and director in any material fashion.

Gregg A. Linn has served as our Chief Operating Officer since September 2005, as our Chief Financial Officer since August 2004, and as a director since April 2006. Mr. Linn served as the President of Red Rock Management, a private consulting firm located in Scottsdale, Arizona from July 2001 to August 2004. Mr. Linn served as the Chief Financial Officer of DNA Model Management, LLC, a New York based private fashion/entertainment company, which he founded, from November 1994 to June 2001. From October 1993 to August 1994, Mr. Linn served as the Chief Financial Officer of Skyline Multimedia Entertainment, Inc., a Nasdaq SmallCap company that operates the New York Skyride, a simulator attraction located in the Empire State Building in New York City.

Michael Ashton has been a member of our Board of Directors since January 2004. Mr. Ashton’s career of over 31 years has been dedicated to the pharmaceutical industry. Mr. Ashton has been chief executive officer of SkyePharma since November 1998 and a member of its board of directors since March 1997. He is also a director of Transition Therapeutics, Inc., a Toronto Stock Exchange-listed biopharmaceutical company developing therapeutics for the treatment of multiple sclerosis, diabetes and restenosis, and Astralis Limited, a public biotechnology company.

Carson E. Beadle has been a member of our Board of Directors since October 2002. Mr. Beadle has been the President of Carson E. Beadle, Inc., a strategic-planning consulting firm in New York, since April 1998. From September 1959 until April 1998, Mr. Beadle was affiliated with the Marsh & McLennan Companies where he served as a member of the board of directors of William M. Mercer, Inc., a subsidiary of Marsh & McLennan. As a senior partner in the Mercer division, he was responsible for the consulting practices of New York and Eastern Canada as well as other corporate functions, with a focus on employee benefits for large employers and strategic decision-making. Mr. Beadle originated the “flexible benefits” concept in Canada and the “total benefits strategic decision-making” concept in the United States. Mr. Beadle has given testimony before Senate Finance, House Ways & Means and other government committees. He is the author of over 100 articles appearing in The Wall Street Journal, the New England Journal of Medicine, Fortune, the New York Times, and many management and health publications in the United States and Canada. He is Chairman and Co-founder of The Health Project, the White House-supported organization that presents the annual C. Everett Koop National Health awards. He is also one of the founding directors of the Health Enhancement Research Organization of Birmingham. Mr. Beadle has been a member of the Board of Directors of Security Mutual Life Insurance Company of New York since 1995 and National Security Life and Annuity Company since 2001.

Michael Cardamone has served as a member of our Board of Directors since September 2004. Mr. Cardamone has served as a private financial advisor since 1974. He has also served as a director of Accommodations Plus Inc., a company that provides and arranges for hotel reservations, since June 1996. In 1978, Mr. Cardamone founded M.J. Originals Dresses, a clothing producer, and served as its Chief Financial Officer until 1995.

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Hannah, Beadle, and Cardamone are independent directors, as “independence” is defined by NASDAQ, because they have no relationship with us that would interfere with their exercise of independent judgment.

Our bylaws authorize our Board of Directors to appoint among its members one or more committees, each consisting of one or more directors. Our Board of Directors has established four standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. The members of our Audit Committee, Compensation Committee, and Nominations and Corporate Governance Committee consist entirely of independent directors.

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the board. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.vitalliving.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or NASDAQ regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this prospectus.

We regularly schedule executive sessions at which independent directors meet without the presence or participation of management. The presiding director of such executive session generally is chaired by the Chairman of the Board or rotates among the Chairs of the Audit Committee, Compensation Committee, and the Nominations and Corporate Governance Committee.

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of Vital Living, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

The Audit Committee

The purpose of the Audit Committee is to oversee the financial and reporting processes of our company and the audits of the financial statements of our company and to provide assistance to our Board of Directors with respect to the oversight of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Cardamone and Hannah, with Mr. Cardamone serving as Chairman, each of whom is deemed an independent director of our company under Nasdaq rules as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that each of Messrs. Cardamone and Hannah (whose backgrounds are detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our company and discharging the responsibilities of our Board of Directors relating to compensation programs of our company. The Compensation Committee currently consists of Messrs. Beadle, Cardamone, and Hannah, with Mr. Beadle serving as Chairman.

The Nominations and Corporate Governance Committee

The purposes of the Nominations and Corporate Governance Committee include the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board of Directors, the oversight of the evaluations of the Board of Directors and management, and the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company. The Nominations and Corporate Governance Committee currently consists of Messrs. Cardamone, Benson, and Hannah, with Mr. Benson serving as Chairman.

The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s corporate secretary at the address listed herein. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. As discussed above, the members of the Nominations and Corporate Governance Committee are independent, as that term is defined by NASDAQ.

The Executive Committee

The Executive Committee has all powers of the Board of Directors between meetings of the board, subject to applicable law. The members of the Executive Committee are Messrs. Hannah, Beadle, Cardamone, and Benson, with Mr. Beadle serving as Chairman.

Director Compensation

We grant to each of our directors options to purchase 250,000 shares of common stock for each year of service as a director of our company. In addition to such options, we grant (a) to our Chairman of the Board of Directors options to purchase 250,000 shares of common stock annually, and (b) to each committee chairman options to purchase 150,000 shares of common stock annually. We also pay our non-employee directors $1,400 per day for those days that they assist us in activities that are beyond their board-related responsibilities. During fiscal 2005, we paid Mr. Hannah approximately $14,100 for such services.

Executive Compensation

Summary of Cash and Other Compensation

The following table sets forth, for the periods indicated, the total compensation earned for services provided to us in all capacities by our Chief Executive Officer and our only other executive officer whose aggregate compensation exceeded $100,000 during fiscal 2005.

Name and Principal Position	Annual Compensation(1)				Long-Term Compensation		All Other Compensation($)
					Awards
					Securities Underlying Options(#)
	Year	Salary($)	Bonus($)

Stuart A. Benson	2005	$220,000	$—		6,000,000		$—
Chief Executive Officer,	2004	180,469	—		—		10,336
President, and Director	2003	156,153	120,000	(2)	5,000,000	(3)	—

Gregg A. Linn	2005	$173,333	$––		3,500,000		$—
Chief Operating Officer,	2004	55,692	––		––		––
Chief Financial Officer, and Director

——————

(1)

The officers also received certain perquisites, the value of which did not exceed the lesser of $50,000 or 10% of the officer’s compensation during fiscal 2005.

(2)

Represents bonus paid to Mr. Benson for successful consummation of various acquisitions.

(3)

In connection with the execution of Mr. Benson’s original employment agreement, we granted Mr. Benson a warrant to purchase 1,340,000 shares of common stock at an exercise price of $1.50 per share. In April 2003, we amended the warrant to lower the exercise price to $0.01 per share and to extend the expiration date to March 31, 2008. In August 2003, as a condition to the consummation of our ENI Acquisition, the warrant was again amended to increase the total number of shares of common stock purchasable under the warrant to 6,340,000 shares, or an additional 5,000,000 warrants, 30,000 of which were exercised in 2003. Cumulative compensation expense of $1,526,461 related to repricing and amendments of the warrants was recorded in 2003. Compensation expense of $6,800,000 was recorded in August 2003 as a result of the new warrants.

Option Grants

The following table provides information on stock options granted to the officers listed during the fiscal year ended December 31, 2005.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price($/sh)	Expiration Date(1)

Stuart A. Benson	3,000,000	22.4%	$0.08	2/10/15
	3,000,000	22.4%	$0.04	12/9/15
Gregg A. Linn	2,000,000	14.9%	$0.08	2/10/15
	1,500,000	11.2%	$0.04	12/9/15

——————

(1)

All options were granted at the fair market value of the shares on the date of grant and were fully vested on the date of grant.

Option Values and Holdings

The following table sets forth, for the officers listed, the exercisable and unexercisable options held by them as of December 31, 2005. None of the officers exercised options during fiscal 2005.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable

Stuart A. Benson	6,000,000	—	—	—
Gregg A. Linn	3,500,000	—	—	—

——————

(1)

None of the options had value as of December 31, 2005, as the exercise price per share of the options were greater than $0.03, which was the closing price of our common stock quoted on the OTCBB on December 31, 2005.

Employment Agreements

On February 15, 2005, we entered into an employment agreement dated as of January 1, 2005 with Stuart Benson providing for the employment of Mr. Benson as the President and Chief Executive Officer of our company. On February 15, 2005, we entered into an employment agreement dated as of January 1, 2005 with Gregg A. Linn providing for the employment of Mr. Linn as the Chief Financial Officer of our company. We amended Mr. Linn’s agreement during January 2006 in connection with his appointment as our Chief Operating Officer and Chief Financial Officer. The employment agreements have initial terms of three years each, and both are subject to automatic renewal for successive one-year periods.

Mr. Benson’s employment agreement provides for Mr. Benson to receive an annual base salary of $220,000 from January 1, 2005 through December 31, 2005; $250,000 from January 1, 2005 through December 31, 2006; and $280,000 commencing on January 1, 2007. Mr. Linn’s employment agreement provides for Mr. Linn to receive an annual base salary of $230,000 during 2006 and $260,000 during 2007. Both executives will also be eligible to receive annual bonuses pursuant to the employment agreements in amounts to be determined by the Board of Directors of our company.

As part of their compensation packages, we granted to Mr. Benson and Mr. Linn, options to purchase 3,000,000 shares and 2,000,000 shares, respectively, of our common stock at an exercise price equal to the closing price of our common stock on the date of execution of the agreements. The options were fully vested during December 2005.

Under the employment agreements, we will provide Messrs. Benson and Linn with (1) car allowances of $1,200 and $1,000 per month, respectively; (ii) reimbursement for travel and entertainment expenses incurred in connection with the business of our company; and (iii) the right to participate in any group insurance, hospital, medical, dental, accident, disability pension, retirement, vacation, expense reimbursement, and other plans, programs, or benefits as may from time to time be provided to other executive employees of our company. Pursuant to the employment agreements, we will reimburse the executive for premium on disability policies providing for coverage at a rate equal to 50% of his base salary in effect from time to time under the employment agreement.

In addition, during the term of his employment, we will pay premium for two life insurance policies of the life of Mr. Benson, one of which policies will have a face amount of $1,000,000 and will name our company as beneficiary, and one will have a face amount of $500,000 and will name as beneficiary a person or entity designated by Mr. Benson. Under Mr. Linn’s employment agreement, we will pay premiums for a life insurance policy on the life of Mr. Linn, which policy will have a face amount of $400,000 and will name as beneficiary a person or entity designated by Mr. Linn. The employment agreements contain provisions that prohibit the executives from competing with us or soliciting our personnel or employees for a period of 18 months following the termination of their employment with us.

The employment agreements each provide that either we or the executive may terminate the agreement at any time. If the executive’s employment is terminated unilaterally by us without cause or by us for good reason (as defined in the agreement), the executive will receive his base salary for the remainder of the term of the employment agreement. If the executive is terminated for reason of death or disability, he or his estate, as the case may be, will receive his fixed salary for 90 days after such termination. If the executive’s employment is terminated by him voluntarily or by us for cause as a result of certain acts committed by the executive (as set forth in the agreement), he will receive no further compensation under the employment agreement.

In the event of a change of control of our company, the executive may, at his option and upon notice to us, terminate his employment. If the executive terminates his employment due to a change of control, he will receive his base salary for the longer of the remainder of the employment term or a period of 18 months after such termination, as well as any unpaid fringe benefits, and such bonus as may have been earned prior to the change in control, all within 10 days after the termination.

Voting Agreements

In connection with our November 2002 acquisition of MAF BioNutritionals, LLC, we entered into a stockholders’ agreement with Stuart A. Benson, Donald C. Hannah, Bradley D. Edson, Martin Gerst, William Coppel, Phil Maffetone, Kenneth Martin, Leslie C. Quick, III, and Thomas C. Quick (the “MAF Voting Agreement”). Pursuant to the MAF Voting Agreement:

•

for so long as Messrs. Edson, Benson, Hannah, and Gerst beneficially own an aggregate of at least 65% of the shares of common stock held by them on the date of the agreement, they will be entitled to nominate and have elected four directors; and

•

for so long as Messrs. Coppel, Maffetone, Quick, and Quick beneficially own an aggregate of at least 65% of the shares of common stock held by them on the date of the agreement, they will be entitled to nominate and have elected three directors.

Each of the parties to the MAF Voting Agreement has agreed to vote the shares of common stock beneficially owned by him on the date of the agreement in favor of the other group’s nominees. Each of the parties has further agreed that he will not take any action, or cause us to take any action, to remove, with or without cause, a director nominated by any of the parties. Because Messrs. Coppel, Maffetone, Quick, and Quick do not still beneficially own the required 65%, they no longer have the right to nominate and have elected any directors.

In connection with our August 2003 acquisition of E-Nutriceuticals, Inc., we entered into a stockholders’ agreement, as amended, with Stuart A. Benson, Donald C. Hannah, SkyePharma PLC, Stephen Morris, and Fifth Avenue Capital, Inc. (the “ENI Voting Agreement”). Pursuant to the ENI Voting Agreement:

•

for so long as Messrs. Benson and Hannah beneficially own an aggregate of at least 65% of the shares of common stock owned by them on the date of the agreement, they will be entitled to nominate three directors;

•

for so long as Stephen Morris and Fifth Avenue Capital beneficially own an aggregate of at least 65% of the shares of common stock owned by them on the date of the agreement, they will be entitled to nominate one director; and

•

for so long as SkyePharma beneficially owns an aggregate of at least 65% of the shares of common stock owned by it on the date of the agreement, it will be entitled to nominate one director.

Each of the parties to the ENI Voting Agreement has agreed to vote the shares of common stock beneficially owned by him on the date of the agreement in favor of the other group’s nominees. Each of the parties have further agreed that he will take any action, or cause us to take any action, to remove, with or without cause, a director nominated by any of the parties.

Indemnification Under Our Certificate of Incorporation and Bylaws

Our certificate of incorporation provides that no director will be personally liable to our company or its stockholders for monetary damages for breach of a fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Nevada General Corporation Law. The effect of this provision in the certificate of incorporation is to eliminate the rights of our company and its stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under the Nevada

General Corporation Law. In addition, we have adopted provisions in our bylaws and entered into indemnification agreements that require us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent and under all circumstances permitted by law. Indemnification may not apply in certain circumstances to actions arising under the federal securities laws.

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our incentive stock option plans as of December 31, 2005.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity Compensation Plans Approved By Stockholders	13,801,390	$0.08	3,162,500

Equity Compensation Plans Not Approved By Stockholders	30,579,859	$0.34	—
Total	$44,381,249	$0.26	3,162,500

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee consists of Messrs. Beadle, Cardamone, and Hannah. No interlocking relationship exists between any member of our Board of Directors or our Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company.

AUDIT COMMITTEE REPORT

The Board of Directors has appointed an Audit Committee consisting of two directors. The current members of the Audit Committee are Messrs. Cardamone and Hannah. Each of the committee members is “independent” of our company and management, as that term is defined in Nasdaq rules.

The primary responsibility of the committee is to oversee the accounting and financial reporting processes of our company and audits of our financial statements; to provide assistance to the Board of Directors with respect to its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of our internal audit function, if any, and independent auditors.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements with management and the independent auditor. The committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditor written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditor the auditor’s independence from our company, including the matters covered by the written disclosures and letter provided by the independent auditor, and considered the compatibility of non-audit services with auditor independence.

The committee discussed with the independent auditor the overall scope and plans for its audit. The committee met with the independent auditor, with and without management present, to discuss the results of its audit, its consideration of our company’s internal controls, and the overall quality of the financial reporting. The committee held one meeting with our company, which was attended by our independent auditor, with respect to our company’s financial statements and audit or quarterly review procedures.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the board approved, that the audited financial statements be included in our company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the SEC. The committee also has selected our company’s independent auditor.

The Board of Directors has adopted a written charter for the Audit Committee, which was attached as an appendix to the proxy statement for our 2005 annual stockholders’ meeting.

The report has been furnished by the Audit Committee of the Board of Directors.

Donald C. Hannah, Chairman
Michael Cardamone

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our company’s equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2005, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that each of Messrs. Ashton, Beadle, Benson, and Linn filed a late Form 4 covering the grant of options and SkyPharma PLC, a 10% holder of our common stock, filed a late Form 4 covering the receipt of common stock by it representing a semi-annual interest payment on the senior secured convertible notes.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS, AND OFFICERS

The following table sets forth certain information regarding the beneficial ownership of our common stock on June 5, 2006 by (1) each director; (2) the named executive officers as set forth under “Executive Compensation”; (3) all directors and executive officers as a group; and (4) each person or entity known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number(2)		Percent(3)

Directors and Executive Officers:
Donald C. Hannah	2,110,788	(4)	1.7%
Stuart A. Benson	10,980,000	(5)	8.1%
Gregg A. Linn	3,500,000	(6)	2.7%
Michael Ashton	750,000	(7)	*
Carson E. Beadle	1,767,143	(8)	1.4%
Michael Cardamone	265,000	(9)	*

All directors and executive officers as a group (six persons)	19,372,931		13.6%

Non-management 5% Stockholders:
SkyePharma PLC	35,405,405	(10)	27.0%
Periscope Partners, L.P.	13,710,806	(11)	10.3%

——————

*

Less than 1%.

(1)

Unless otherwise noted, the address of each person is care of Vital Living, Inc., 5080 North 40th Street, Suite 105, Phoenix, Arizona 85018.

(2)

Includes, when applicable, shares owned of record by such person’s minor children and spouse and by other related individuals and entities over whose shares of common stock such person has custody, voting control, or power of disposition.

(3)

The percentages shown include the shares of common stock that the person will have the right to acquire within 60 days of June 5, 2006. In calculating the percentage of ownership, all shares of common stock which the identified person will have the right to acquire within 60 days of June 5, 2006 upon the exercise of vested stock options or warrants or the conversion of other securities are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other person.

(4)

Includes 605,000 shares of common stock, a portion of which is subject to divestiture. Does not include (a) 5,788 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will not become exercisable within the next 60 days and (b) 1,500,000 shares of common stock isssuable upon exercise of stock options.

(5)

Includes 4,950,000 shares of common stock issuable upon exercise of immediately exercisable warrants and unvested options to purchase 6,000,000 shares of common stock.

(6)

Includes 3,500,000 shares of common stock issuable upon exercise of stock options.

(7)

Includes 750,000 shares of common stock issuable upon exercise of stock options. Mr. Ashton’s business address is care of SkyePharma PLC, 105 Piccadilly, London, England W1J 7NJ.

(8)

Includes 1,200,000 shares of common stock issuable upon exercise of stock options.

(9)

Represents shares of restricted stock received upon becoming a director and member of certain of the committees of our Board of Directors, which are subject to vesting. Includes 100,000 shares of common stock issuable upon exercise of stock options.

(10)

Represents (a) 29,186,106 shares of common stock, (b) 1,000,000 shares of common stock currently issuable upon conversion of 1,000,000 shares of Series D Preferred Stock, (c) 4,166,667 shares of common stock currently issuable upon conversion of senior secured convertible notes, and (d) 1,052,632 shares of common stock currently issuable upon exercise of warrants issued in connection with the issuance of the notes. Does not include shares of common stock that may be issued if we determine to pay a portion of the interest owed on the senior secured convertible notes in shares of our common stock. The foregoing information was derived from an Amendment to Schedule 13D/A filed with the SEC on December 19, 2003. The business address of SkyePharma is 105 Piccadilly, London, England W1J 7NJ.

(11)

Leon Frenkel, the general partner of Periscope Partners, exercises voting and dispositive power over these shares. Represents (a) 4,228,113 shares of common stock issuable upon exercise of warrants, (b) 4,222,221 shares of common stock issuable upon conversion of senior secured convertible notes, and (c) 5,260,472 shares of common stock. Does not include shares of common stock that may be issued if we determine to pay a portion of the interest owed on the senior secured convertible notes in shares of our common stock. The business address of Periscope Partners is 1600 Flatrock Road, Penn Valley, PA 19072.

PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has approved a proposal to amend our articles of incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 500,000,000 shares.

Our articles of incorporation currently authorizes us to issue 150,000,000 shares of common stock and 50,000,000 shares of serial preferred stock. Of the 50,000,000 shares of serial preferred stock, 1,000,000 shares have been designated as Series D Convertible Preferred Stock. We are not amending our articles of incorporation with respect to our preferred stock at this time, and the proposed amendment will not affect our ability to issue serial preferred stock. Our Board of Directors is authorized to issue the serial preferred stock in one or more series and to fix the rights, preferences, privileges, and restrictions, including dividend rights, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, liquidation preferences, and the number of shares constituting any series or the designation of such series, without any further vote or action by our stockholders.

Any newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our articles of incorporation, holders of our common stock do not have preemptive rights.

The text of Article VI, Section 1, the section of the articles of incorporation as proposed to be amended, is included as Appendix A to this proxy statement. If approved by our stockholders, the proposed amendment will become effective upon the filing of the amendment to the articles of incorporation with the Secretary of State of the state of Nevada, which will occur as soon as reasonably practicable following approval by our stockholders.

Reasons for and Effect of the Amendment

As of June 5, 2006, we had outstanding 125,790,217 shares of common stock, 1,000,000 shares of Series D preferred stock currently convertible into 1,000,000 shares of common stock, options to purchase 13,801,000 shares of common stock, warrants to purchase 30,580,000 shares of common stock, and Senior Secured Convertible Notes convertible into 17,610,000 shares of common stock. We do not have enough authorized shares of common stock to issue common stock underlying all convertible instruments and all outstanding warrants and options. In the event all such convertible instruments were converted and all outstanding warrants and options were exercised, we would have 188,781,217 shares of common stock outstanding.

Our Board of Directors believes that it is in our company’s best interests to increase the number of authorized shares of common stock for several reasons. The Board of Directors believes we should be in a position to honor the rights of existing securityholders. In addition, the Board of Directors believes that the availability of such additional shares will provide our company with the flexibility to issue common stock for a variety of business purposes that may arise, such as a sale of stock to obtain additional capital, the declaration of stock dividends or distributions, the issuance of stock in acquisitions or in connection with strategic transactions, and other proper corporate purposes that may be identified in the future by our Board of Directors.

The issuance of additional shares of common stock, other than through a stock split in the form of a stock dividend, may have a dilutive effect on earnings per share and, for persons that do not purchase additional shares to maintain their pro rata interest in our company, on such stockholders’ percentage voting power.

The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any applicable stock exchange or market on which our common stock is then listed.

We have no other arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized other than upon the conversion or exercise of outstanding securities. The Board of Directors does not intend to issue any common stock except on terms that the Board of Directors deems to be in the best interests of our company and its then-existing stockholders. Any future issuance of common stock will be subject to the rights of holders of outstanding securities that our company may issue in the future.

If the proposal to amend our articles of incorporation is delayed or our stockholders do not approve it, we may find it necessary to convene a special meeting of stockholders in the event we are required to issue additional shares of common stock to satisfy the conversion or exercise features of currently outstanding securities, we need to raise additional capital, or we wish to consummate a transaction in which the number of shares of common stock that would be issued in the transaction, together with all other new issuances of our common stock after the record date for the special meeting, would exceed 150,000,000 shares. This special meeting could potentially increase the costs of a future transaction and the additional time necessary to prepare for and hold a special meeting could serve as a disincentive for third parties otherwise interested in making an investment in or entering into a transaction with us. In deciding whether to issue additional shares of common stock, our Board of Directors will carefully consider the effect of the issuance on our operating results and our then-existing stockholders.

No rights of appraisal or similar rights of dissenters exist with respect to this matter.

Potential Anti-Takeover Effect of the Proposed Amendment

Although we have no present intention to issue shares of common stock in the future in order to make acquisition of control of our company more difficult, future issuances of common stock, with the exception of stock splits effected as dividends, or preferred stock could have that effect. For example, the acquisition of shares of our common stock by an entity in order to acquire control of our company might be discouraged through the public or private issuance of additional shares of common stock, since such issuance would dilute the stock ownership of the acquiring entity. Common stock could also be issued to existing stockholders as a dividend or privately placed with purchasers that might side with the Board of Directors in opposing a takeover bid, thus discouraging such a bid. The issuance of preferred stock may have the effect of delaying, deferring, or preventing a change in control of our company without further action by our stockholders. The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of common stock, including the loss of voting control to others. Certain provisions of Nevada law relating to business combinations with interested stockholders also may create a potential restraint on takeovers or other changes in control of our company.

Our Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our company and we are not aware of any specific effort to accumulate our common stock or obtain control of our company by means of a merger, tender offer, solicitation, or otherwise.

Required Vote and Recommendation of the Board of Directors

Approval of the proposed amendment to our articles of incorporation requires the affirmative vote of the holders of a majority of the total number of issued and outstanding shares of our common stock and Series D preferred stock, voting as a single class. Upon approval by our stockholders, the proposed amendment will become effective upon filing of articles of amendment with the Secretary of State of the state of Nevada, which will occur as soon as reasonably practicable following approval by our stockholders. In the event that the proposed amendment is not approved by our stockholders at the meeting, the current articles of incorporation will remain in effect. As a result, our company could be exposed to liability in the event that we are unable to issue shares of common stock upon exercise or conversion of outstanding securities.

The Board of Directors recommends a vote “FOR” the proposed amendment to our articles of incorporation.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Effective November 3, 2004, we dismissed Pannell Kerr Forster of Texas, P.C. (“PKF”) as our independent auditor. The audit reports of PKF on our consolidated financial statements as of and for the years ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles except that the audit report of PKF accompanying our audited consolidated financial statements as of December 31, 2003 and 2002 was modified as to our ability to continue as a going concern. Our Board of Directors and Audit Committee participated in and approved the decision to change independent auditor. In connection with the audits for the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period from December 31, 2003 through and including November 3, 2004, there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PKF would have caused them to make reference to such disagreement in their report on the financial statements for those years. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period from December 31, 2003 through and including November 3, 2004, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). We requested a letter from

PKF stating whether or not it agreed with the above statements. A copy of such letter from PKF dated November 3, 2003 was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on or about November 4, 2004.

We engaged Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as our new independent auditor as of November 4, 2004. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period from December 31, 2003 through and including November 3, 2004, we had not consulted with Epstein, Weber & Conover, PLC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing, or financial reporting issue; or (3) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Our Audit Committee has appointed Epstein, Weber & Conover, PLC, an independent registered public accounting firm, to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2006 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Epstein, Weber & Conover, PLC will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Audit Committee has considered whether the provision of non-audit services by Epstein, Weber & Conover, PLC is compatible with maintaining Epstein, Weber & Conover, PLC’s independence.

Fees

The aggregate fees billed to our company by Epstein, Weber & Conover, PLC, and PKF for the fiscal years ended December 31, 2004 and 2005 are as follows:

	2004	2005

Audit fees	$65,000	$53,000
Audit-related fees	$12,500	$19,000
Tax fees	$—	$—
All other fees	$63,607	$5,000

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending December 31, 2007 must be received by us no later than February 5, 2007, in order to be included in the proxy statement and form of proxy relating to such meeting.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2007, except in circumstances where (1) we receive notice of the proposed matter no later than April 21, 2007, and (2) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: June 7, 2006

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
VITAL LIVING, INC.

Vital Living, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation adopted a resolution proposing and declaring advisable a proposed amendment and restatement to Article VI, Section 1 of the Amended and Restated Articles of Incorporation of the Corporation, to read as follows:

“Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is 500,000,000 shares of Common Stock of $.001 par value and 50,000,000 shares of Preferred Stock of $.001 par value. The authority of the Corporation to issue non-voting convertible or non-voting non-convertible preferred shares together with additional classes of shares may be limited by resolution of the Board of Directors of the Corporation. Preferred shares and additional classes of shares may be issued from time to time as the Board of Directors may determine in their sole judgment and without the necessity of action by the holders of shares.”

SECOND: That the aforesaid amendment was approved by the stockholders of the Corporation at a meeting duly held on July 18, 2006.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 78.390 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, Vital Living, Inc. has caused this Certificate of Amendment to be signed by Stuart A. Benson, its Chief Executive Officer, President, and Secretary, as of the __ day of, ________ 2006.

VITAL LIVING, INC.

By:
Stuart A. Benson Chief Executive Officer, President, and Secretary

VOTE BY TELEPHONE OR INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

VITAL LIVING, INC.

Voting by telephone or over the Internet is quick, easy and immediate. As a Vital Living, Inc. stockholder of record, you have the option of voting your shares electronically over the Internet or by telephone, eliminating the need to return this proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on July 17, 2006.

To Vote Your Proxy Over the Internet
www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Telephone
(866) 894-0536

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call the above telephone number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD BELOW IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

To Vote Your Proxy by Mail

Mark, sign, and date your proxy card below, detach it and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

Please mark your votes like this **X**

1. ELECTION OF DIRECTORS: FOR the nominees ☐ WITHHOLD AUTHORITY for the nominees ☐

NOMINEES: 01.Donald C. Hannah 02. Stuart A. Benson 03. Gregg A. Linn 04. Michael Ashton 05. Carson E. Beadle 06. Michael Cardamone

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

EXCEPTIONS ☐

*Exceptions ______________________________

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

2. Proposal to approve the amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 500,000,000. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Proposal to ratify the appointment of Epstein, Weber & Conover, PLC, an independent registered public accounting firm, as the company's independent auditor for the fiscal year ending December 31, 2006. FOR ☐ AGAINST ☐ ABSTAIN ☐

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the directors; FOR the amendment to our articles of incorporation; FOR the ratification of the appointment of Epstein, Weber & Conover, PLC as the Company's independent auditor for the fiscal year ending December 31, 2006; and as said proxies deem advisable on such other matters as may come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the space provided. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please check the box at right if you will attend the annual meeting. ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ________________ **Signature** ________________ **Date** ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY CARD

VITAL LIVING, INC.

2006 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of VITAL LIVING, INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated June 7, 2006, and hereby appoints Donald C. Hannah and Stuart A. Benson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of the Company, to be held on July 18, 2006, at 9:00 a.m., local time, at 1221 Brickell Avenue (21st Floor), Miami, Florida, and at any adjournment or adjournments thereof, and to vote all shares of the Company's capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

____
____
____

(Please complete, date, and SIGN on the reverse side)